UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2013

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7605

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) This Current Report on Form 8-K is provided to advise that Walter Investment Management Corp. (the “Company”) will be filing restatements of certain previously filed historical financial information of Reverse Mortgage Solutions, Inc. (“RMS”), which is now an indirect wholly-owned subsidiary of the Company following its acquisition by the Company (the “RMS Acquisition”). The restatements, which are described further below, will not require a restatement of, or have a material impact on, the Company’s audited consolidated financial statements filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 or unaudited interim consolidated financial statements filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013. In addition, the Company does not expect that this item will have an impact on previously provided EBITDA or core earnings guidance.

As previously announced, on November 1, 2012, the Company completed the RMS Acquisition. On November 7, 2012, the Company filed a Current Report on Form 8-K (the “November 2012 8-K”), reporting that the RMS Acquisition had been completed. The November 2012 8-K incorporated by reference to the Company’s Current Report on Form 8-K filed on October 15, 2012 (the “October 2012 8-K”) the following RMS historical financial statements:

•

audited consolidated balance sheets as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years ended December 31, 2011 and 2010 (the “RMS Historical Audited Annual Financial Statements”); and

•

unaudited consolidated balance sheets as of June 30, 2012 and the related unaudited consolidated statements of operations and cash flows for the six months ended June 30, 2012 and 2011 and the unaudited consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012 (the “RMS Historical Unaudited June 30, 2012 Financial Statements”).

The October 2012 8-K also included preliminary pro forma financial information reflecting the RMS Acquisition. On January 17, 2013, the Company filed a Current Report on Form 8-K/A amending the November 2012 8-K (the “January 2013 8-K” and, together with the October 2012 8-K and the November 2012 8-K, the “Affected 8-Ks”) in order to file the required pro forma financial information reflecting the RMS Acquisition. The January 2013 8-K incorporated by reference the RMS Historical Audited Annual Financial Statements and also included unaudited consolidated balance sheets of RMS as of September 30, 2012 and the related consolidated statements of operations and cash flows for the nine months ended September 30, 2012 and 2011 and the consolidated statement of changes in stockholders’ equity for the nine months ended September 30, 2012 (the “RMS Historical Unaudited September 30, 2012 Financial Statements” and, together with the RMS Historical Audited Annual Financial Statements and the RMS Historical Unaudited June 30, 2012 Financial Statements, the “RMS Historical Financial Statements”).

Subsequent to the completion of the RMS Acquisition, the Company discovered a failure to record certain estimated liabilities to investors relating to servicing errors by RMS.

Federal Housing Administration (“FHA”) regulations provide that servicers meet a series of event-specific timeframes during the default, foreclosure, conveyance, and mortgage insurance claim cycles. Failure to timely meet any processing deadline may stop the accrual of debenture interest otherwise payable in satisfaction of a claim under the FHA mortgage insurance contract and the servicer may be responsible for making the investor whole for any interest curtailment due to not meeting the required event-specific timeframes.

Although the Company has not determined the full effect of these matters and is completing its review thereof, on May 31, 2013, based on preliminary conclusions after discussions with RMS’ historical independent registered public accounting firm, management of the Company concluded that the RMS Historical Financial Statements, and the related report of RMS’ historical independent registered public accounting firm, should no longer be relied upon, and should be restated to reflect the error described above. The Company has determined that the error is material to the balance sheets and income statements included in the RMS Historical Financial Statements, but has no material effect on the statements of cash flows. In addition, management has concluded that the combined pro forma financial information previously filed with the Affected 8-Ks should no longer be relied upon.

The Company is working diligently to complete its review of the matters described above and the related restatement and intends to file amendments to the Affected 8-Ks providing the restated RMS Historical Financial Statements as soon as practicable.

As noted above, the restatements described above will not require a restatement of, or have a material impact on, the Company’s audited consolidated financial statements filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 or unaudited interim consolidated financial statements filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013. In addition, the Company does not expect that this item will have an impact on previously provided EBITDA or core earnings guidance.

Management of the Company has discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent registered public accounting firm and RMS’ historical independent registered public accounting firm.

Forward-Looking Statements

This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements involve risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. Factors that could cause the Company’ results to differ materially from current expectations include, but are not limited to factors detailed in the Company’s 2012 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (“SEC”). Investors and security holders may obtain free copies of documents filed by the Company with the Securities and Exchange Commission at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by the Company at www.walterinvestment.com. The Company does not assume any responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: June 6, 2013	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President, General Counsel and Secretary